Exhibit 1.1

SLM CORPORATION

MEDIUM TERM NOTES, SERIES A

AMENDED AND RESTATED DISTRIBUTION AGREEMENT

Dated as of June 11, 2008

SLM Corporation, a Delaware corporation (the “Company”), confirms its agreement with the agents party to this Agreement and each person that becomes an agent following the date of this Agreement (each, an “Agent” and collectively, the “Agents”) with respect to the issue and sale from time to time by the Company of its Medium Term Notes, Series A, due 9 months or longer from the Date of Issue (the “Notes”).  This Amended and Restated Distribution Agreement (as amended or supplemented from time to time, this “Agreement”) provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors, in which case the applicable Agent will act as an agent of the Company in soliciting offers for the purchase of Notes.

The Notes will be issued under an indenture, dated as of October 1, 2000, as amended or supplemented from time to time (the “Indenture”), between the Company and The Bank of New York, as successor to JPMorgan Chase Bank, National Association, as trustee (the “Trustee”).

1.             Definitions.  The following is a glossary of terms defined in this Agreement:

“Additional Agent” is defined in Section 7.

“Agent” is defined in the introductory paragraphs.

“Agreement” is defined in the introductory paragraphs.

“Approved Issuer Free Writing Prospectus” is defined in Section 3.4(a).

“Approved Term Sheet” is defined in Section 3.4(a).

“By-Laws” is defined in Section 2(k).

“Certificate of Incorporation” is defined in Section 2(k).

“Commission” is defined in Section 2(a)(i).

“Company” is defined in the introductory paragraphs.

“Company Free Writing Prospectus” is defined in Section 3.4(a).

“Exchange” is defined in Section 5(b).

“Exchange Act” is defined in Section 2(a)(i).

“Indenture” is defined in the introductory paragraphs.

“Lead Agent” is defined in Section 13(b).

“Notes” is defined in the introductory paragraphs.

“Permitted Free Writing Prospectus” is defined in Section 3.4(a).

“Procedures” is defined in Section 3.1.

“Prospectus” is defined in Section 2(a)(i).

“Registration Statement” is defined in Section 2(a)(i).

“Securities Act” is defined in Section 2(a)(i).

“Settlement Date” is defined in Section 2.

“Terms Agreement” is defined in Section 3.3.

“Time of Sale” is defined in Section 3.4(a).

“Time of Sale Information” is defined in Section 3.4(a).

“Trade Date” is defined in Section 2.

“Trust Indenture Act” is defined in Section 2(a)(iv).

“Trustee” is defined in the introductory paragraphs.

2.             Representations and Warranties of the Company.  The Company represents and warrants to (i) each Agent, (A) as of the date of this Agreement, (B) as of the date of the effectiveness of any post-effective amendment to the Registration Statement (including the filing of any document incorporated by reference into the Prospectus) and (C) as of the date any final prospectus supplement relating to the Notes is filed with the Commission, and (ii) each applicable Agent, (A) as of the trade date with any Agent with respect to any Note (the “Trade Date”), (B) as of the Time of Sale and (C) as of the date of delivery of and payment for any Notes (the “Settlement Date”), as follows:

(a)           Registration Statement and Prospectus.

(i)            As used in this Agreement, the term “Registration Statement” means registration statement No. 333-130584 on Form S-3 under the Securities Act of 1933, as amended (“Securities Act”), any further registration statements which may be filed by the Company for the purpose of registering Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit, and any post-effective amendments thereto as have most recently been filed with the Securities and Exchange Commission (“Commission”),

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and the term “Prospectus” means the final base prospectus contained in the Registration Statement at the time the Registration Statement became effective, the final prospectus supplement relating to the Notes and, with respect to a particular issue of Notes under Section 3, a pricing supplement relating to such Notes, in the form furnished to the applicable Agent for use in connection with the offering of the Notes, provided all references to the “Registration Statement” and the “Prospectus” also shall be deemed to include all documents incorporated therein by reference under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to any acceptance by the Company of an offer for the purchase of Notes.  The term “preliminary prospectus” refers to any prospectus, prospectus supplement and pricing supplement used before the acceptance by the Company of an offer for the purchase of Notes which omitted information to be included upon pricing in the form of a prospectus filed with the Commission under Rule 424(b) under the Securities Act.  All references in this Agreement to financial statements and schedules and other information which are “included in” or “set forth in” (or similar terminology) the Registration Statement, Prospectus or preliminary prospectus are deemed to include all such financial statements and schedules and other information which are incorporated by reference or otherwise deemed by the Securities Act to be a part of or included in the Registration Statement, Prospectus or preliminary prospectus, and all references to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus are deemed to include the filing of any document under the Exchange Act which is incorporated by reference in or otherwise deemed by the Securities Act to be a part of or included in the Registration Statement, Prospectus or preliminary prospectus.  The Prospectus or a preliminary prospectus is deemed to have been furnished to an Agent if it has been transmitted electronically by or on behalf of the Company to the Agent for use or filed with the Commission, as applicable.

(ii)           The Registration Statement has been filed with the Commission and has become effective under the Securities Act.

(iii)          Registration Statement No. 333-130584 is an “automatic shelf registration statement,” as defined in Rule 405 under the Securities Act, that initially became effective within three years of the date of this Agreement.

(iv)          On the respective dates the Registration Statement became effective (including the date upon which the most recent Annual Report on Form 10-K was filed with the Commission), and at each of the dates for which representations are made as set forth in this Section 2, the Registration Statement (A) complied with and will comply in all material respects with the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the applicable rules and regulations under the Securities Act and the Trust Indenture Act, and (B) did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(v)           At each of the dates for which representations are made as set forth in this Section 2, the Prospectus and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations thereunder, and the Prospectus did not include or will not include an untrue statement of a material fact or omitted or will omit to state a material fact in order to

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make the statements therein, in light of the circumstances under which they were made, not misleading, provided this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with, written information furnished to the Company by an Agent specifically for use therein.

(b)           Incorporated Documents.  The documents incorporated or to be incorporated by reference in the Prospectus, when they were or hereafter are filed with the Commission, conformed and will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and at the time the Registration Statement became effective, at the date of this Agreement, and at each of the dates for which  representations are made as set forth in this Section 2, when read together with the other information in the Prospectus, none of such documents contained or will contain an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)           Status as a Well-Known Seasoned Issuer.

(i)            Subject to the terms of Section 4(i)(i), (A) at the time of filing the Registration Statement and (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act, including not having been an “ineligible issuer” as defined in Rule 405 under the Securities Act.  The Company will be a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act at the time it makes any offer in reliance on Rule 163 under the Securities Act.

(ii)           (A) At the earliest time after the filing of the Registration Statement that the Company or another offering participant makes a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Notes and (B) at the date hereof, the Company was not, is not, and will not be an “ineligible issuer” as defined in Rule 405 under the Securities Act.

(d)           Distribution of Offering Materials By the Company.  The Company has not distributed and will not distribute, prior to the Time of Sale with respect to a particular issue of Notes, any offering material in connection with the offering and sale of the Notes other than a preliminary prospectus, the Prospectus, any Approved Issuer Free Writing Prospectus and any Approved Term Sheet or the Registration Statement, each as amended or supplemented prior to the applicable Time of Sale.

(e)           Disclosure at Time of Sale.  On or prior to the applicable Time of Sale, the Time of Sale Information complied in all material respects with the Securities Act and has been or will be filed in accordance with the Securities Act (to the extent required thereby) and, as of the Time of Sale, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(f)            No Material Changes.  The Company has not sustained, since the date of the latest audited financial statements included in the Time of Sale Information and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information and the Prospectus.  Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, there has not been any material adverse change in or affecting the general affairs, financial position or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Registration Statement, the Time of Sale Information and the Prospectus.

(g)           Due Incorporation, Good Standing and Power and Authority.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus.

(h)           Authorized Capitalization.  The Company has an authorized capitalization as set forth in the Time of Sale Information and the Prospectus, and all of the issued shares or capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

(i)            Authorization, etc. of this Agreement, the Terms Agreement, the Indenture and the Notes.  This Agreement has been duly authorized, executed and delivered by the Company; as of the applicable Trade Date for any Notes, any Terms Agreement will have been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Notes have been duly authorized by the Company and when the terms of the Notes have been duly established in conformity with the provisions of the Indenture and, when the Notes have been executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the purchasers thereof, the Notes will be entitled to the benefits of the Indenture and will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(j)            Indenture; Description of Indenture and Notes.  The Indenture has been duly qualified under the Trust Indenture Act, and the Indenture conforms and the Notes will conform to the descriptions thereof contained in the Time of Sale Information and the Prospectus.

(k)           No Conflict; No Consents.  The issue and sale of the Notes and the compliance by the Company with all the provisions of the Notes, the Indenture, this Agreement and any Terms Agreement or other agreement by an Agent to purchase Notes as principal, and

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the consummation of the transactions contemplated herein and therein, will not conflict with or result in a breach which would constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, under the terms of any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), or By-Laws, as amended (the “By-Laws”), or, to the best of its knowledge, any statute or any order, rule or regulation applicable to the Company of any court or any Federal, State or other regulatory authority or governmental agency or body having jurisdiction over the Company or any of its properties, and no consent, approval, authorization, order, registration or qualification of, or filing with, any such court or regulatory agency or body is required for the issuance and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement, any Terms Agreement or other agreement by an Agent to purchase Notes as principal, or the Indenture, except such as have been obtained, or will have been obtained, under the Securities Act and the Trust Indenture Act and such other consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or other applicable local securities laws of any other jurisdiction in connection with the solicitation by the Agents of offers to purchase Notes from the Company and with purchases of Notes by the Agents as principal, as the case may be, in each case in the manner contemplated hereby.

(l)            No Violation or Default.  The Company is not (i) in violation of its Certificate of Incorporation or By-laws or (ii) in default in, and no condition exists which with the giving of notice, the lapse of time or both would constitute a default in, the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for violations or defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole.

(m)          Statements in the Prospectus.  The statements set forth in the Prospectus under the caption “Description of Debt Securities” and “Description of the Notes We May Offer”, insofar as they purport to constitute a summary of the terms of the Notes, under the caption “United States Federal Taxation”, and under the caption “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, and the statements covering the same items in any pricing supplement, are accurate and complete.

(n)           No Legal or Governmental Proceedings.  Other than as set forth in the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party, or of which any property of the Company or such subsidiary is the subject, which, if determined adversely to the Company or such subsidiary, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

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(o)           Independent Public Accountants.  Pricewaterhouse Coopers LLP are independent registered public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

(p)           Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Notes, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended.

(q)           Internal Controls and Procedures.  The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the rules and regulations under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

3.             Agency and Principal Transactions; Use of Free Writing Prospectuses; Pricing Supplements.

3.1           Administrative Procedures.  Administrative procedures (the “Procedures”) of the parties in connection with the offering and issuance of the Notes shall be agreed upon in writing from time to time by the Agents and the Company.  The initial Procedures, which are set forth in Exhibit A hereto, shall remain in effect until changed by written agreement between the Company and the Agents.  The Agents and the Company shall use reasonable efforts to perform the respective duties and obligations, and to observe the restrictions, specifically provided to be performed and observed by them in the applicable Procedures.

3.2           Establishment of Agency; Solicitations by Agents.

(a)           Appointment of Agents.  Subject to the terms and conditions set forth herein and to the reservation by the Company of rights under Sections 4(g) and 7, the Company hereby appoints each Agent an agent of the Company for the purpose of soliciting and receiving offers to purchase Notes from the Company.

(b)           Agent Acceptances.  On the basis of the representations and warranties and subject to the terms and conditions set forth herein, each Agent severally and not jointly hereby agrees, as agent of the Company, to use reasonable efforts when requested by the Company to solicit and receive offers to purchase Notes upon the terms and conditions set forth in this Agreement.

(c)           Communication of Offers.  Each Agent shall promptly communicate to the Company, orally or in writing, each offer to purchase Notes received by it as Agent, other than offers rejected by it pursuant to the next sentence.  Each Agent shall have the right, in its discretion reasonably exercised, to reject as unreasonable any offer to purchase Notes received by it and no such rejection shall be deemed a breach of its obligations hereunder.  The Company shall have the sole right to accept offers to purchase Notes and may, in its sole discretion, reject any offer in whole or in part.

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(d)           Commissions.  At the time of the settlement of any sale of Notes pursuant to an offer presented by an Agent, the Company shall pay such Agent a commission based on market conditions and other factors in existence at the time of such sale, which commissions shall be subject to negotiation between the Company and the Agent and shall be as agreed to in writing by the Company and the Agent.

(e)           Suspension of Solicitation.  Upon receipt of any notice delivered by the Company pursuant to Section 4(b), each Agent shall suspend its solicitation of offers to purchase Notes until the Company shall have amended or supplemented the Time of Sale Information or Registration Statement as contemplated by Section 4(b) and shall have advised such Agent that such solicitation may be resumed.

(f)            Status of Each Agent.  In soliciting offers to purchase Notes pursuant to this Agreement and in performing its other obligations hereunder, each Agent is acting individually and not jointly with the other Agents and, with respect to any such solicitation is acting solely as agent for the Company and not as principal.  Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by such Agent and accepted by the Company, but shall have no liability to the Company in the event any such purchase is not consummated.  If the Company shall default in the performance of its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default and (ii) pay to each Agent any commission to which it would have been entitled had such Notes been delivered.

3.3           Purchases as Principals.  Unless otherwise agreed between an Agent and the Company, each Agent is assumed to be acting as principal for its own account or for resale to investors and other purchasers.  Each sale of Notes to an Agent as principal for its own account or for resale to investors and other purchasers shall be made in accordance with the terms of this Agreement and the Procedures and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and re-offering of Notes by, the applicable Agent.  Any purchaser may utilize a selling or dealer group in connection with the resale of the Notes and may reallow any portion of its commission.  Each supplemental agreement (which may be substantially in the form of Exhibit B to this Agreement), as amended or supplemented, is referred to as a “Terms Agreement.”  Unless the context otherwise requires, each reference contained in this Agreement to “this Agreement” shall be deemed to include any applicable Terms Agreement between the Company and the applicable Agent.  Each such Terms Agreement shall be with respect to such information as is specified in Exhibit B hereto and as agreed to in writing by the Company and the applicable Agent.  An Agent’s commitment to purchase Notes as principal pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties, covenants and agreements of the Company herein contained and shall be subject to the terms and conditions set forth in this Agreement and any further terms and conditions set forth in such Terms Agreement.  Each Terms Agreement shall specify such items as is set forth on Exhibit B, including the Time of Sale and the Settlement Date.  Delivery of the Notes sold pursuant to any Terms Agreement shall be made as agreed to between the Company and the applicable Agent as set forth in the respective Terms Agreement, not later than the Settlement Date set forth in such Terms Agreement, against payment of immediately available funds to the Company in the net amount due to the Company for such Notes.

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3.4           Free Writing Prospectuses.

(a)           Definitions.  As used in this Agreement, the term “Time of Sale” means the time the Company and the applicable Agent(s) agree to and set forth in the applicable Terms Agreement or other applicable agreement entered into between the Company and the Agent(s) purchasing Notes as principal(s) or acting as agent(s), the term “Approved Term Sheet” means a term sheet with respect to the final terms of the Notes that the Company and the Agents have agreed to, prior to the use thereof, in writing, electronically or otherwise, in the form filed or required to be filed with the Commission, as amended or supplemented prior to the Time of Sale of the applicable Notes, and the term “Approved Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (other than the Approved Term Sheet), relating to the Notes that the Company and the Agents have agreed to, prior to the use thereof, in writing, electronically or otherwise, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.  The term “Time of Sale Information” means, collectively, as of the applicable Time of Sale, any preliminary prospectus, Approved Term Sheet, Approved Issuer Free Writing Prospectus, the Prospectus relating to the Notes included in the Registration Statement and the prospectus supplement or supplements or any pricing supplement relating to the Notes, each as amended or supplemented prior to the applicable Time of Sale.  Any such Approved Term Sheet or Approved Issuer Free Writing Prospectus is hereinafter referred to as a “Permitted Free Writing Prospectus.”

(b)           No Conflict in Free Writing Prospectus.  Each Permitted Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes to which such Permitted Free Writing Prospectus relates or until any earlier date that the Company notified or notifies the Agents as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the Notes, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.  If at any time from the issuance of a Permitted Free Writing Prospectus to the completion of the distribution of the Notes there occurred or occurs an event or development as a result of which such Permitted Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Notes, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, the Company will promptly notify the Agents and will promptly amend or supplement, at its own expense, such Permitted Free Writing Prospectus to eliminate or correct such conflict.

(c)           Permitted Free Writing Prospectuses.

(i)       (A) The Company represents and warrants to, and agrees with, the applicable Agent that, unless it obtains the consent of the applicable Agent prior to the use thereof, it has not made and will not make any offer relating to Notes for which that Agent is acting as an agent or which that Agent is purchasing as a principal that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission.

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(B) Each applicable Agent, severally and not jointly, represents and warrants to, and agrees with, the Company and each other applicable Agent that, unless it obtains the consent of the Company and the other applicable Agents (if any) prior to the use thereof, it has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act required to be filed with the Commission, provided the prior consent of the Company and the other applicable Agents (if any) shall be deemed to have been given in respect of any Approved Term Sheet or Approved Issuer Free Writing Prospectus attached as a schedule to any applicable Terms Agreement and to communications described in Section 3.4(c)(iii).

(ii)              The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, and has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and recordkeeping.

(iii)             The Company consents to the use (including the making of statements) by the Agents of (A) information with respect to the terms of the applicable Notes in communications conveying information relating to the applicable offering of Notes to investors prior to the preparation of the Approved Term Sheet, (B) information consistent with information that would be contained in a notice under Rule 134 under the Securities Act and not inconsistent with information specifically set forth in the Time of Sale Information, in each case which would not be required to be filed by the Agents or the Company with the Commission under Rule 433(d) under the Securities Act, (C) information that describes the final terms of the Notes or their offering and that is consistent with the Approved Term Sheet of the Company and (D) information consistent with information that is in the public domain and is not inconsistent with information specifically set forth in the Time of Sale Information, which in the case of (A) through (D) above would not be required to be filed by the Agents or the Company with the Commission under Rule 433(d) under the Securities Act.

4.             Additional Agreements of the Company.

(a)           Notification of Certain Matters.  The Company will advise each Agent promptly of any proposal to amend or supplement the Time of Sale Information, the Prospectus or the Registration Statement or to register the Notes under any registration statements other than the Registration Statement referred to in Section 2(a)(i) above (other than any proposal for an amendment or supplement or additional registration statement that relates only to the offering and sale of securities other than the Notes).  The Company will also advise each Agent promptly of (i) the filing with the Commission of each amendment or supplement to the Time of Sale Information, the Prospectus or the Registration Statement and each such additional registration statement (other than any amendment, supplement or additional registration statement that relates only to the offering and sale of securities other than the Notes), (ii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or any such additional registration statement, and will use its best efforts to prevent the issuance of any such stop order and, if such a stop order is issued, to obtain its lifting as soon as possible and (iii) receipt by the Company of any notification with respect to the suspension of the

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qualification of the Notes for sale in any jurisdiction or the initiation of any proceeding for that purpose.

(b)           Amendments and Supplements of Registration Statement, Prospectus and Time of Sale Information.  If, at any time when the Prospectus or Time of Sale Information relating to the Notes (or in lieu thereof, a notice pursuant to Rule 173 under the Securities Act) is required to be delivered under the Securities Act, any event shall occur as a result of which the Prospectus or Time of Sale Information as then amended or supplemented shall include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Registration Statement, the Prospectus or the Time of Sale Information to comply with the Securities Act, the Company shall promptly (i) notify each Agent to suspend the solicitation of offers to purchase the Notes and (ii) prepare and file with the Commission an amendment or supplement that will correct such untrue statement or omission or effect such compliance.

(c)           Earnings Statements.  The Company will file such reports pursuant to the Exchange Act and the rules and regulations thereunder, as are necessary in order to make generally available to its security holders as soon as practicable an earning statement within the meaning of Rule 158 under the Securities Act for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(d)           Copies of Documentation.  The Company will furnish to each Agent, without charge, as many copies of each preliminary prospectus and Permitted Free Writing Prospectus as such Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act.  The Company will furnish to each Agent, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request.

(e)           Preparation of Term Sheets and Pricing Supplements.

(i)                Prior to the applicable Time of Sale, with respect to any Notes to be sold through or to the Agents, the Company may prepare a preliminary term sheet.  The Company will file any such preliminary term sheet as a free writing prospectus pursuant to Rule 433 under the Securities Act not later than the time specified by such Rule unless such filing is not required under Rule 433(d)(5).

(ii)               To the extent the Company and the applicable Agent(s) agree to use an Approved Term Sheet, the Company will prepare and file such Approved Term Sheet pursuant to Rule 433 under the Securities Act within the time frame set forth in such Rule.

(iii)              The Company will prepare and file with respect to any Notes to be sold to or through the Agents pursuant to this Agreement a final pricing supplement pursuant to Rule 424(b) under the Securities Act not later than may be required by such Rule, provided to the extent such final pricing supplement names one or more Agents, the Company will not file such pricing supplement without the prior approval of the Agents which consent shall not be unreasonably withheld.

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(f)            Qualification of Notes for Sale.  The Company will arrange for the qualification of the Notes for sale, if any, and the determination of their eligibility for investment under the laws of such jurisdictions as the Agents designate and will continue such qualifications in effect so long as required for the distribution of the Notes, provided in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction.

(g)           Limitations on other Sales.  So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 9 months to 30 years, in the same currency, and with a similar market as the Notes, except (i) pursuant to this Agreement, (ii) pursuant to any Terms Agreement or other agreement by an Agent to purchase Notes as principal, (iii) pursuant to a private placement not constituting a public offering under the Securities Act (except when the Agent is offering Notes with substantially similar terms to a substantially similar type of investor at the same time under this Agreement), (iv) pursuant to a sale directly on its own behalf to any person, (v) in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium term debt securities (except when the Agent is offering Notes with substantially similar terms to a substantially similar type of investor at the same time under this Agreement), or (vi) its Medium Term Notes, Series B, due 9 months or longer from the date of issue, otherwise known as EdNotesSM, and except that the Company can accept (but not solicit) offers to purchase Notes through other agents on substantially the same terms and conditions as would apply to the Agents pursuant to Section 7.

(h)           Expenses.  The Company will pay or cause to be paid, whether or not any sale of Notes is consummated, the following:

(i)                the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Notes under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Prospectus and the Time of Sale Information, and any amendments and supplements thereto, that has been prepared by or on behalf of the Company and the mailing and delivering of copies thereof to the Agents;

(ii)               the cost of printing or reproducing this Agreement, the Prospectus, any Time of Sale Information, any Indenture, any Blue Sky and legal investment surveys and any other documents in connection with the offering, purchase, sale and delivery of the Notes;

(iii)    all fees, disbursements and expenses in connection with the qualification of the Notes for offering and sale under state securities laws as provided in Section 4(f) hereof and in connection with any Blue Sky and legal investment surveys;

(iv)    all fees charged by security rating services for rating the Notes;

(v)              any filing fees incident to any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Notes;

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(vi)    the cost of preparing, issuing, executing, authenticating and delivering the Notes;

(vii)   the fees and expenses of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with the Indenture and the Notes;

(viii)  on a monthly basis all out-of-pocket expenses (including advertising expenses) incurred by an Agent connected with the solicitation of offers to purchase and the sale of Notes so long as such Agent has received the prior written approval of the Company for such expenses; and

(ix)    all other costs and expenses incident to the performance of the Company’s obligations hereunder (other than costs and expenses incurred by any Agent) which are not otherwise specifically provided for in this Section 4(h).

For the avoidance of doubt, the Agents will pay or cause to be paid, whether or not any sale of Notes is consummated, all costs in connection with the preparation of this Agreement, the review of the Prospectus and the Time of Sale Information, and any amendments and supplements thereto, and any sale of Notes under a Terms Agreement, including without limitation, the fees of Cadwalader, Wickersham & Taft LLP or other designated counsel for the Agents.

(i)            New Shelf Registration Statements and Certain Notices.

(i)                If the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Securities Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (A) promptly notify the Agents, (B) promptly file a new registration statement or post-effective amendment on the proper form relating to the Notes, (C) use its reasonable efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (D) promptly notify the Agents of such effectiveness.  The Company will use its reasonable efforts to permit the public offering and sale of the Notes to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible.

(ii)               In the event that, after the date hereof, the Company files any further registration statements for the purpose of registering Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit, the Company shall, after such registration statement shall have become or been declared effective by the Commission and at the time and on the date as shall be mutually agreed by the Company and the Agents, deliver to each Agent and its counsel the opinions, certificates, letters and other documents required to be delivered pursuant to Sections 5(c), (d), (e) and (f), provided none of the Agents will solicit offers to purchase the Notes registered pursuant to such registration statement until such opinions, certificates, letters and other documents shall have been so delivered.

(iii)    The Company will promptly advise each applicable Agent (A) when each supplement to the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act, (B) when any amendment of the Registration Statement

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or the additional registration statement shall have been filed and become effective, (C) when any Approved Term Sheet or Approved Issuer Free Writing Prospectus shall have been filed with the Commission pursuant to Rule 433 under the Securities Act, (D) of any request by the Commission for any amendment of the Registration Statement or the additional registration statement or amendment of or supplement to the Prospectus or for any additional information, and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(j)            Quarterly Deliveries of Accountants’ Letters, Opinions of Company Counsel and Company Certificates.  The Company will deliver to each Agent, either electronically or otherwise, as soon as practicable, but not later than 30 days after the Company’s filing of its quarterly reports on Form 10-Q or annual report on Form 10-K, each of the following, each of which shall be dated as of the date of the filing of the relevant report:  (i) a letter of the Company’s independent registered public accounting firm, substantially in the form of the letter referred to in Section 5(c); (ii) the written opinion or opinions of the General Counsel, Deputy General Counsel or Associate General Counsel of the Company or other counsel of the Company reasonably satisfactory to the Agents, in form satisfactory to the Agents, substantially in the form of the opinions referred to in Section 5(d) (which opinions may be in the form of a confirmation that the opinions delivered the date hereof pursuant to Section 5(d) remain in effect without modification) and (iii) a certificate of the principal financial or accounting officer of the Company substantially in the form of the certificate referred to in Section 5(f).

(k)           Delivery of Officers’ Certificate Upon Request When Registration Statement or Prospectus is Amended or Supplemented.  Each time the Registration Statement or the Prospectus is amended or supplemented, including by the filing with the Commission of any document incorporated by reference into the Prospectus, the Company, upon the written request of an Agent, shall furnish or cause to be furnished forthwith to such Agent, either electronically or otherwise, a certificate of the Company signed by the principal financial or accounting officer of the Company, provided such certificate need not be furnished with respect to an amendment or supplement (or document incorporated by reference) (i) relating to an offering of securities other than the Notes, (ii) relating to an offering of the Notes to agents other than the Agents pursuant to Section 4(g), (iii) consisting of additional exhibits to the Registration Statement filed in a current report on Form 8-K or a post-effective amendment to the Registration Statement filed pursuant to Rule 462(d) under the Securities Act, (iv) providing solely for the specification of the terms of the Notes (excluding any change in the formula by which interest rates on the Notes may be determined), or (v) occurring due to incorporation by reference of a quarterly report on Form 10-Q or annual report on Form 10-K of the Company.  Any such certificate shall be dated the date of the effectiveness of such amendment or the date of filing of such supplement (or document incorporated by reference), in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 5(f) that was last furnished to the Agents (either pursuant to Section 5(f) or pursuant to this Section 4(k)) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference) as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and

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(ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference)) or, in lieu of such certificate, a certificate substantially in the form of the certificate referred to in Section 5(f) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference).

(l)            Delivery of Opinion of Company Counsel Upon Request When Registration Statement or Prospectus is Amended or Supplemented.  Each time the Registration Statement or the Prospectus is amended or supplemented, including by the filing with the Commission of any document incorporated by reference into the Prospectus, the Company, upon the written request of an Agent, shall furnish or cause to be furnished forthwith to such Agent, either electronically or otherwise, the written opinion or opinions of General Counsel, Deputy General Counsel or Associate General Counsel of the Company or other counsel of the Company reasonably satisfactory to such Agent, provided such opinions need not be furnished with respect to an amendment or supplement (or document incorporated by reference) (i) relating to an offering of securities other than the Notes, (ii) relating to an offering of the Notes to agents other than the Agents pursuant to Section 4(g), (iii) consisting of additional exhibits to the Registration Statement filed in a current report on Form 8-K or a post-effective amendment to the Registration Statement filed pursuant to Rule 462(d) under the Securities Act, (iv) providing solely for the specification of the terms of the Notes (excluding any change in the formula by which interest rates on the Notes may be determined), or (v) occurring due to incorporation by reference of a quarterly report on Form 10-Q or annual report on Form 10-K of the Company.  Any such opinion shall be dated the date of the effectiveness of such amendment or the date of filing of such supplement (or document incorporated by reference), in form reasonably satisfactory to the Agents, and shall be substantially in the form of the opinions referred to in Section 5(d) of this Agreement, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference).  In lieu of such opinion, counsel last furnishing such an opinion to the Agents may furnish to the Agents a letter to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference therein)).

(m)          Delivery of Accountants’ Letter, Opinion of Company Counsel and Company Certificate When Registration Statement is Amended or Supplemented in Respect of Financial Information.  Notwithstanding Sections 4(k) and (l), each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, the Company shall, unless otherwise furnished pursuant to Section 4(j), (i) cause its independent registered public accounting firm, forthwith to furnish such Agent, either electronically or otherwise, a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to

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such Agent, substantially in the form of the letter referred to in Section 5(c) of this Agreement with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; (ii) furnish such Agent the written opinion or opinions of the General Counsel, Deputy General Counsel or Associate General Counsel of the Company or other counsel of the Company reasonably satisfactory to the Agents, in form reasonably satisfactory to the Agents, substantially in the form of the opinions referred to in Section 5(d) (which opinions may be in the form of a confirmation that the opinions delivered the date hereof pursuant to Section 5(d) remain in effect without modification) and (iii) furnish such Agent a certificate of the principal financial or accounting officer of the Company substantially in the form of the certificate referred to in Section 5(f).

(n)           Exchange Act Filings.  The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will use its reasonable efforts to file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

(o)           Filing Fees.  The Company will pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act.

(p)           Additional Securities Constituting Notes.  The Company agrees that any other security that is added to the Notes by post-effective amendment to the Registration Statement shall be duly authorized by the Company.  The Company shall provide to Agents officers’ certificates or opinions of counsel or comfort letters relating to such security as the Agents may reasonably request.

(q)           Stock Exchange Listings.  The Company, in relation to any Notes that are to be listed on any stock exchange, will use its reasonable efforts to arrange the admission to listing of such Notes on such stock exchange and to maintain such listing until the relevant Notes are no longer outstanding, provided if it should become impracticable or unduly burdensome to maintain any such listing, the Company will use its reasonable efforts to arrange and maintain such listing for the relevant Notes on such other stock exchange as it and the relevant Agent(s) may agree.

(r)            No Fiduciary Duty.  The Company acknowledges and agrees that (i) the purchase and sale of the Notes by an Agent as principal pursuant to this Agreement will be an arm’s-length commercial transaction between the Company, on the one hand, and the applicable Agent, on the other, and (ii) the Company will consult its own legal and financial advisors to the extent it deems appropriate.  In connection therewith and with the process leading to such transaction, the Company acknowledges and agrees that the applicable Agent will act solely as a principal and not as the agent or fiduciary of the Company, and the applicable Agent will not assume (i) an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or (ii) any other obligation to the Company except the obligations expressly set forth in this Agreement.  The Company covenants and agrees that it will not claim that the applicable Agent has acted in any capacity other than as an Agent purchasing as

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principal pursuant to this Agreement or owes a fiduciary or similar duty to the Company in connection with the offering contemplated hereby or the process leading thereto.  The applicable Agent acknowledges and agrees that it will disclose to the Company any conflicts of interest that would materially impact the arm’s length nature of the purchase and sale of the Notes.

5.             Conditions to Agents’ Obligations.  The obligations of any Agent, as agent of the Company, at any time to solicit offers to purchase the Notes, and the obligation of any Agent to purchase Notes as a purchaser pursuant to any Terms Agreement, will be subject to the accuracy, as of the date hereof, and, (i) as of the date of the effectiveness of any amendment to the Registration Statement (including the filing of any document incorporated by reference into the Prospectus), (ii) as of the date any supplement to the Prospectus is filed with the Commission, (iii)  as of the Trade Date with respect to any Note or, if applicable, any Terms Agreement, (iv) as of the Time of Sale and (v) as of the Settlement Date with respect to any Note for any purchaser or for an Agent as purchaser under a Terms Agreement, of the representations and warranties on the part of the Company in this Agreement (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference), to the accuracy of the statements of Company officers made pursuant to the provisions of this Agreement, to the performance by the Company of its obligations under this Agreement and to the following additional conditions precedent to the extent applicable:

(a)           Timely Filings; No Stop Order; No Notice of Objection.  The Prospectus as amended or supplemented in relation to the Notes shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; any Approved Term Sheet or Approved Issuer Free Writing Prospectus, as amended or supplemented prior to the Time of Sale, contemplated by this Agreement, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or such Agent, shall be contemplated by the Commission; and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received by the Company; and all requests for additional information on the part of the Commission shall have been complied with to the Agents’ reasonable satisfaction.

(b)           No Material Adverse Effect.  (i) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus or the Time of Sale Information with respect to any Note or, if applicable, the date of any Terms Agreement, there shall not have occurred any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, financial position, stockholders’ equity or results of operations of the Company, the effect of which is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Notes from the Company or the purchase by such Agent of Notes from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus and the Time of Sale Information; and (ii) subsequent to the Trade Date with respect to any Note, there shall not have

17

occurred:  (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (“Exchange”); (B) a suspension or material limitation in trading in the Company’s securities on the Exchange; (C) a general moratorium on commercial banking activities declared in the United States by Federal authorities or a general moratorium on commercial banking activities in New York declared by either Federal authorities or New York State authorities, (D) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (D) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Notes or the purchase of the Notes from the Company as principal pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus; and (E) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and no such organization shall have publically announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities, provided that this Section 5(b) shall not apply to any such ratings agencies which shall have notified the Company of a possible downgrading in the rating of its debt securities and of which the Company shall have given the Agents twenty-four hour advance written notice prior to the execution of a Terms Agreement.

(c)           Accountants’ Letter.  Such Agent shall have received a letter, dated as of the date hereof, and, if so provided in a Terms Agreement in connection with its purchase of Notes as a purchaser pursuant to a Terms Agreement, dated as of the Settlement Date, of the Company’s independent registered public accounting firm, confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the rules and regulations thereunder and in form and substance reasonably satisfactory to such Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

(d)           Company Counsel Opinion.  Such Agent shall have received an opinion of the General Counsel, Deputy General Counsel or Associate General Counsel of the Company or other counsel of the Company reasonably satisfactory to such Agent (i) dated as of the date hereof, and (ii) if so provided in a Terms Agreement, in connection with its purchase of Notes as a purchaser pursuant to a Terms Agreement, dated as of the Settlement Date, in each case to the effect set forth on Schedule A to this Agreement.

(e)           Agents’ Counsel Opinion.  Such Agent shall have received an opinion of Cadwalader, Wickersham & Taft LLP, counsel for the Agents (i) dated as of the date hereof, and (ii) if so provided in a Terms Agreement, in connection with its purchase of Notes as a purchaser pursuant to a Terms Agreement, dated as of the Settlement Date, in each case to the effect set forth on Schedule B to this Agreement; and in each case the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

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(ee)         Tax Opinion.  Such Agent shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, or other counsel of the Company reasonably satisfactory to such Agent (i) dated as of the date hereof, and (ii) if so provided in a Terms Agreement, in connection with its purchase of Notes as a purchaser pursuant to a Terms Agreement, dated as of the Settlement Date, in each case to the effect set forth on Schedule C to this Agreement; and in each case the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f)            Officers’ Certificate.  Such Agent shall have received (i) a certificate dated as of the date hereof, and (ii) if so provided in a Terms Agreement, in connection with its purchase of Notes as a purchaser pursuant to a Terms Agreement, a certificate dated as of the Settlement Date, of a principal financial or accounting officer of the Company in which such officer shall state, to the best of such officer’s knowledge after reasonable investigation, that:

(i)            the representations and warranties of the Company set forth in Section 2 of this Agreement are accurate at and as of the date of the certificate (other than as set forth in the applicable Terms Agreement, if any);

(ii)           the Company has performed all of its obligations under this Agreement to be performed prior to or on the date of the certificate;

(iii)          (A) the Prospectus, each Approved Issuer Free Writing Prospectus and the Time of Sale Information shall have been filed with the Commission under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act (in the case of the Approved Term Sheet and any Approved Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act); (B) no notice of objection of the Commission to use the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received; (C) no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus, any Time of Sale Information or any other Approved Issuer Free Writing Prospectus or suspending the qualification of the Indenture shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (D) all requests for additional information on the part of the Commission shall have been complied with to the Agent’s reasonable satisfaction; and

(iv)          since the respective dates as of which information is given in the Registration Statement and the Prospectus or the Time of Sale Information with respect to any Note or, if applicable, any Terms Agreement there shall not have occurred (A) any change in the capital stock or long-term debt of the Company or (B) any change in or affecting the general affairs, financial position or results of operations of the Company and its subsidiaries, the effect of which in the case of (A) or (B) above would reasonably be likely to have a material adverse effect on the Company and its subsidiaries taken as a whole.

(g)           Notes Denominated in Currency Other than US Dollars.  Subsequent to the Trade Date with respect to any Note or, if applicable, the date of any Terms Agreement, there shall not have occurred with respect to any Note denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Note the principal or interest of

19

which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency.

(h)           Copies.  The Company will furnish each Agent with such conformed copies of such opinions, certificates, letters and documents as it reasonably requests.

6.             Indemnification and Contribution.

(a)           The Company will indemnify and hold harmless each Agent, its directors and officers, and any person controlling such Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any Time of Sale Information relating to the Notes, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such action or claim as such expenses are incurred, provided the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such document or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use therein as set forth in the applicable Terms Agreement or in some other manner.

(b)           Each Agent, on a several and not joint basis, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any Time of Sale Information relating to the Notes, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such documents or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein as set forth in the applicable Terms Agreement or in some other manner; and will reimburse the Company for any legal or other expenses reasonably incurred by

20

the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)           Promptly after receipt by an indemnified party under Section 6(a) or 6(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.  The consent in this last sentence shall not be unreasonably withheld, conditioned or delayed and the indemnifying party agrees that the indemnified party shall in all cases be justified in withholding consent unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and each Agent, on the other, from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 6(c), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and each Agent, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as

21

well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Notes (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent from the Company in respect thereof.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand or by any Agent, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 6(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by or through such Agent were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of each of the Agents under this Section 6(d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

(e)           The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Securities Act and each broker-dealer affiliate of any Underwriter; and the obligations of each Agent under this Section 6 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

7.             Appointment of Additional Agents.  The Company, without the consent of the Agents, may appoint additional firms or corporations to become Agents hereunder (each an “Additional Agent”) within the meaning of this Agreement upon the execution by the Company and each such Additional Agent of an agreement to the effect that such Additional Agent shall have all the rights, powers, duties and obligations of an Agent hereunder.  If mutually agreed to by the Company and an Additional Agent in such agreement pursuant to this Section 7, the Company shall deliver (i) a letter addressed to such Additional Agent entitling such Additional Agent to the benefits of a prior opinion letter delivered by the Company pursuant to Section 5(d) as of the date of such prior opinion letter and (ii) a letter addressed to such Additional Agent entitling such Additional Agent to the benefits of the Company officer’s certificate delivered by the Company pursuant to Section 5(f) as of the date of such prior certificate, and the Company

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shall cause its independent registered public accounting firm to deliver a letter addressed to such Additional Agent entitling such Additional Agent to the benefits of a prior letter caused to be delivered by such firm pursuant to Section 5(c) as of the date of such prior letter.

8.             Survival of Representations and Warranties.  The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and the Agents set forth in or made pursuant to this Agreement or any Terms Agreement, as the case may be, will remain in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of any Agent, the Company or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Notes.

9.             Termination.

(a)           This Agreement may be terminated at any time either by the Company as to any Agent or, in the case of any Agent, by such Agent upon the giving of written notice of such termination to the other parties hereto.  In the event of such termination, no party shall have any liability to the other parties hereto, except as provided herein and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the Settlement Date in respect of such Notes has not occurred, the Company’s obligations provided herein shall not be terminated in respect of such Notes.  In the case of purchases pursuant to Section 3.3, the Company’s obligations pursuant to Section 4 shall not be terminated so long as any Agent continues to hold the Note or Notes as principal for its own account or for resale to others.

(b)           For the avoidance of doubt, in the event of termination of this Agreement or any Terms Agreement with respect to any Agent, such Agent shall not receive any compensation except in connection with a purchase or solicitation by it of Notes actually consummated, provided the foregoing shall in no way limit the indemnification and contribution provisions of Section 6, or an Agent’s right to reimbursement by the Company for out-of-pocket accountable expenses actually incurred by such Agent and to which such Agent is otherwise entitled as provided herein.

(c)           If this Agreement or any Terms Agreement is terminated pursuant to Section 9 or for any other reason, (a) the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4(h) to the extent actually incurred by or committed to prior to the date of such termination, (b) the obligations of the Company pursuant to Section 4(b) shall remain in effect until the settlement of all pending deliveries of and payment for securities, and (c) the respective indemnification and contribution obligations of the Company and the Agents pursuant to Section 6 and the obligations of the Company to provide earnings statements pursuant to Section 4(c) shall remain in effect.

10.           Offering Restrictions.  If any Notes are to be offered outside the United States, the  Agents will not offer or sell any such Notes in any jurisdiction if such offer or sale would not be in compliance with any applicable law or regulation or if any consent, approval or permission is needed for such offer or sale by the Agents or for or on behalf of the Company unless such consent, approval or permission has been previously obtained.  Subject to the obligations of the

23

Company set forth in Section 4, the Company shall have no responsibility for, and the Agents will obtain, any consent, approval or permission required by the Agents for the subscription, offer, sale or delivery by the Agents of Notes, or the distribution of any offering materials, under the laws and regulations in force in any jurisdiction to which the Agents are subject or in or from which the Agents make any subscription, offer, sale or delivery.

11.           Notices and Deliveries.  Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Company shall be directed to it at 12061 Bluemont Way, Reston, VA 20190, Attention: Corporate Finance Office (facsimile no. (703) 984-5761) with a copy to Legal (facsimile no. (703) 984-6586) with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York  10036, Attention: Andrea L. Nicolas (facsimile no. (212) 735-2000), and notices to any Agent shall be directed to it at the address set forth on the signature pages to this Agreement with a copy to Cadwalader, Wickersham and Taft LLP, 1201 F Street, N.W., Washington, D.C. 20004, Attention:  Diana de Brito (facsimile no. (202) 862-2400).  Unless otherwise agreed between an Agent and the Company, deliveries allowed to be made electronically to an Agent pursuant to this Agreement shall be by e-mail to the e-mail address set forth on the signature pages to this Agreement, as updated from time to time by the applicable Agent.

12.           Governing Law; Counterparts.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

13.           Amendments.

(a)           No amendment, modification, supplement or waiver in respect of this Agreement will be effective unless done pursuant to an instrument in writing and signed by each of the parties to be bound hereby.

(b)           Notwithstanding the terms of Section 13(a), the Company and Banc of America Securities LLC, as lead Agent (the “Lead Agent”), may amend any provision of this Agreement with respect to any Agent without consent of, or notice to, any other Agent as long as such amendment does not negatively affect the rights of any other Agent under this Agreement.  Any such amendment shall be made in writing signed by the Company and the Lead Agent.  In the event of such amendment, this Agreement shall remain in full force and effect with respect to any Agent that is not a party to such amendment unless suspended or terminated with respect to such Agent pursuant to Section 9.

14.           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

15.           Headings.  The titles of paragraphs and subparagraphs contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation of this Agreement.

24

16.           Successors and Assigns.  This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 6 and Section 8, the officers and directors of the Company or of any Agent and any person who controls any Agent or the Company, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement.  No purchaser of a Note through or from any Agent hereunder shall be deemed a successor or assign merely by reason of such purchase.

17.           Time of the Essence.  Time shall be of the essence in this Agreement and any Terms Agreement.

Each Agent designated below is hereby appointed as an Agent on the terms and conditions set forth in this Agreement.  Upon acceptance of such appointment by signing and returning to us three counterparts hereof, this Agreement shall constitute a binding agreement between the Company and each such Agent in accordance with its terms.

[Signatures Follow]

25

SLM CORPORATION

By:	/s/ John F. Remondi
	Name:	John F. Remondi
	Title:	Vice Chairman and Chief Financial
Officer

APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted as of the date set forth on the first page of the Agreement:

Banc of America Securities LLC

By:	/s/ Joseph A. Crowley

Name:	Joseph A. Crowley

Title:	Vice President

Address: 214 North Tryon Street
Charlotte, North Carolina 28255

E-mail address for deliveries:

Facsimile Transmission No.:

APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted as of the date set forth on the first page of the Agreement:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Nancy Kennan

Name:	Nancy Kennan

Title:	Authorized Signatory

Address: 4 World Financial Center
New York, NY 10080

E-mail address for deliveries:

Facsimile Transmission No.:

APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted as of the date set forth on the first page of the Agreement:

J.P. Morgan Securities Inc.

By:	/s/ Stephen L. Sheiner

Name:	Stephen L. Sheiner

Title:	Vice President

Address:

E-mail address for deliveries:

Facsimile Transmission No.:

APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted as of the date set forth on the first page of the Agreement:

Barclays Capital Inc.

By:	/s/ Pamela Kendall

Name:	Pamela Kendall

Title:	Director

Address:

E-mail address for deliveries:

Facsimile Transmission No.:

APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted as of the date set forth on the first page of the Agreement:

Deutsche Bank Securities Inc.

By:	/s/ Robert Chesley

Name:	Robert Chesley

Title:	Director

Address:

E-mail address for deliveries:

Facsimile Transmission No.:

By:	/s/ Bill Yialamas

Name:	Bill Yialamas

Title:	Director

APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted as of the date set forth on the first page of the Agreement:

Greenwich Capital Markets, Inc.

By:	/s/ Robert Fahrbach

Name:	Robert Fahrbach

Title:	Managing Director

Address:

E-mail address for deliveries:

Facsimile Transmission No.:

APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted as of the date set forth on the first page of the Agreement:

Credit Suisse Securities (USA) LLC

By:	/s/ Helena Willner

Name:	Helena Willner

Title:	Director

Address:

E-mail address for deliveries:

Facsimile Transmission No.:

APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted as of the date set forth on the first page of the Agreement:

UBS Securities LLC

By:	/s/ Edward Arden

Name:	Edward Arden

Title:	Managing Director

Address:	677 Washington Boulevard
Stamford, Connecticut 06901

E-mail address for deliveries:  N/A

Facsimile Transmission No.:   (203) 719-0495

By:	/s/ Todd Mahoney

Name:	Todd Mahoney

Title:	Executive Director

APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted as of the date set forth on the first page of the Agreement:

RBC Capital Markets Corporation

By:	/s/ Jigme Shingsar

Name:	Jigme Shingsar

Title:	Managing Director

Address:

E-mail address for deliveries:

Facsimile Transmission No.:

EXHIBIT A

SLM CORPORATION

ADMINISTRATIVE PROCEDURES

SLM Corporation (the “Company”) will offer from time to time its Medium Term Notes (the “Notes”) through and to agents of the Company (each an “Agent” and together, in such capacity, the “Agents”).  Each Agent has agreed to use its reasonable efforts to solicit offers to purchase Notes directly from the Company (an Agent, in relation to a purchase of a particular Note by a purchaser solicited by such Agent, being herein referred to as the “Selling Agent”) and may also purchase Notes from the Company as principal (an Agent, in relation to a purchase of a Note by such Agent as principal, being herein referred to as the “Purchasing Agent”).  The Notes are being sold pursuant to an Amended and Restated Distribution Agreement, dated June 11, 2008, as amended or supplemented (the “Distribution Agreement”), between the Company and the Agents, to which these Administrative Procedures are attached as Exhibit A.

The Notes will be issued pursuant to an Indenture, dated as of October 1, 2000, as amended or supplemented from time to time (the “Indenture”), between the Company and The Bank of New York, as successor to JPMorgan Chase Bank, National Association, as trustee (the “Trustee”).  Unless otherwise defined herein, terms defined in the Indenture or the Notes shall be used herein as therein defined.

In the case of purchases of Notes by any Agent as principal, the relevant terms and settlement details related thereto, including the Settlement Date referred to in the Distribution Agreement, will (unless the Company and such Agent otherwise agree) be set forth in a Terms Agreement entered into between such Agent and the Company pursuant to the Distribution Agreement.

The procedures to be followed during, and the specific terms of, the solicitation of offers by the Agents and the sale as a result thereof by the Company are explained below.  The procedures are subject, and are qualified in their entirety by reference, to all of the respective provisions of the Distribution Agreement and the Indenture.

The Company will advise each Agent in writing of those persons handling administrative responsibilities (“Designated Persons”) with whom such Agent is to communicate regarding offers to purchase Notes and the details of their delivery.

I.                                         General Procedures

Registration:

Notes will be issued only in fully registered form and will be either (a) Book-Entry Notes represented by one or more global notes (each a “Global Note”) held by the Trustee, as agent for The Depository Trust Company (“DTC”) and recorded in the book-entry system maintained by DTC or (b) Certificated Notes delivered in certificated form to the Selling Agent or Purchasing Agent. All Notes will be issued as Book-Entry Notes except as otherwise approved in advance by the Company and except that non-U.S. dollar denominated Notes will be issued as Certificated Notes only unless otherwise specified in a Prospectus Supplement or Pricing Supplement.

Maturities:

Each Note will mature on a date, selected by the Agents and/or the purchaser, as the case may be, and agreed to by the Company, which will be at least nine months, but not more than thirty years, from the date of original issuance by the Company of such Note (the “Settlement Date”).

Price to Public:	Each Note will be issued at the percentage of principal amount specified in the Prospectus (as defined in the Distribution Agreement) relating to the Notes.

Currencies:	Notes will be denominated in U.S. dollars or in such other currency or currency unit as is specified in the Prospectus (the “Specified Currency”).

Denominations:

The denomination of any Book-Entry, Global or Certificated Note will be a minimum of U.S. $1,000 or any amount in excess thereof in integral multiples of $1,000 or the equivalent, as determined pursuant to the provisions of the Indenture, of U.S. $1,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any amounts in excess thereof.

Interest Payments:	As specified in the Indenture and the Form of Note.

Acceptance of Offers:

Each Agent will promptly advise the Company by telephone or other appropriate means of offers to purchase Notes received by it other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Notes as a Purchasing Agent in accordance with Section 3.2 of the Distribution Agreement. The Company will have the sole right to accept offers to purchase Notes and may reject any such offer.

If the Company accepts an offer to purchase Notes, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be. If the Company rejects an offer, it will promptly notify the Agent involved.

Preparation of Preliminary Free Writing Prospectus, Approved Term Sheet and Pricing Supplement:

If the Company and the applicable agents agree to use a preliminary marketing document to market Notes to prospective investors, the Company will prepare a preliminary term sheet in the form of a free writing prospectus (“Preliminary Free Writing Prospectus”) reflecting the terms of such preliminary Notes that will comply with the exemption for filing in Rule 433(d)(5). The Company will promptly make an electronic version of the Preliminary Free Writing Prospectus available to the Agent and deliver the number of copies of such Preliminary Free Writing Prospectus to the Agent as the Agent shall reasonably request.

If any order to purchase Notes is accepted by or on behalf of the Company, the Company will prepare a final term sheet (a “Approved Term Sheet”) reflecting the terms of such Notes. The Company will arrange to file an electronic format document, in the manner prescribed by the EDGAR Filer Manual, of such Approved Term Sheet with the Commission in accordance with Rule 433(d)(5) under the Securities Act within two days after the later of the date such terms became final or the date of first use. The Company will furnish the applicable Agents with the Approved Term Sheet, in the form attached to the applicable Terms Agreement, prior to the applicable Time of Sale set forth in the applicable Terms Agreement under the Securities Act, such that such Agent can convey the final terms of the Notes to purchasers thereof prior to the applicable Time of Sale.

The Agent will cause such Preliminary Free Writing Prospectus, if any, and Approved Term Sheet to be delivered, or otherwise made available, to the purchaser of the Notes.

If any order to purchase Notes is accepted by or on behalf of the Company, the Company will prepare a final pricing supplement (a “Pricing Supplement”) reflecting the terms of the Notes and will arrange to have such Pricing Supplement filed with the Commission not later than the close of business of the Commission on the fifth business day following the date on which such Pricing Supplement is used.

Delivery of Confirmation and participating Prospectus by each Agent:

Subject to “Suspension of Solicitation; Amendment or Supplement” below, each Agent and dealer, pursuant to the terms of the Distribution Agreement as herein described, will cause to be delivered, or otherwise made available to each purchaser of Notes from such Agent, the final pricing terms of the Notes.

For each offer to purchase Notes solicited by any Agent and accepted by or on behalf of the Company, such Agent or a broker-dealer that has executed a selected dealer agreement with such Agent will provide a confirmation to the purchaser, setting forth the details described above and delivery and payment instructions, as well as the notice of allocation information required by Rule 173 under the Securities Act within two days after the terms of the Notes become final. In addition, such Agent will deliver to purchasers of the Notes the Prospectus, any Approved Term Sheet and any Time of Sale Information in relation to such Notes to any purchaser of the Notes who so requests.

Suspension of Solicitation; Amendment or Supplement:

Subject to the Company’s representations, warranties and covenants contained in the Distribution Agreement, the Company may instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of orders to purchase Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the Trustee and Paying Agent whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Approved Term Sheet or any Time of Sale Information if requested by any purchaser of the Notes, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangement that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus, Approved Term Sheet or any Time of Sale Information, may not be so delivered.

If the Company decides to amend or supplement the Registration Statement (as defined in the Distribution Agreement) or the Prospectus, Approved Term Sheet or any Time of Sale Information, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Distribution Agreement. Subject to the provisions of the Distribution Agreement, the Company may file with the Commission any such supplement to the Prospectus relating to the Notes.

The Company will provide the Agents and Trustee and Paying Agent with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Securities Act.

Currency Swaps:

Unless otherwise requested by the Company, each time an Agent advises the Company of an offer to purchase Notes denominated in a currency or currency unit other than U.S. dollars, such Agent will provide the Company information with respect to currency swap or forward arrangements that, as of the time the offer is communicated to the Company, such Agent is prepared to enter into or arrange with a third party to enter into in order to exchange amounts to be received from the purchaser of such Note at the Settlement Date and to exchange amounts to be paid by the Company on the interest payment dates and at maturity.

Settlement — Sales as Principal:

In the event of a purchase of Notes by an Agent or Agents, as principal or underwriter (other than as Purchasing Agent), appropriate settlement details will be set forth in the applicable Terms Agreement to be entered into between such Agent or Agents and the Company pursuant to the Distribution Agreement.

Settlement — Sales as Agent:

All offers solicited by the Agents and accepted by the Company will be settled on the third Business Day after the date of acceptance unless otherwise agreed by the purchaser and the Company and the Settlement Date shall be specified upon acceptance of such offer.

Communication of Sale Information to the Company by Selling Agent:	For each offer accepted by the Company, the Selling Agent or Purchasing Agent, as the case may be, will provide (unless provided by the purchaser directly to the Company)

to a Designated Person by facsimile transmission or other acceptable means the following information (the “Sale Information”):

(1)	If a Certificated Note, exact name of the registered owner,

(2)	If a Certificated Note, exact address of the registered owner,

(3)	If a Certificated Note, taxpayer identification number of the registered owner (if available),

(4)	If a Book-Entry Note, the DTC Participant Number of the institution through which the customer will hold the beneficial interest in the Global Note,

(5)	Principal amount of the Note,

(6)	Date of Note,

(7)	If a Fixed Rate Note, the interest rate,

(8)	Settlement Date,

(9)	Maturity date,

(10)	Currency or currency unit in which the Note is to be denominated and, if other than U.S. dollars, the applicable Exchange Rate for such currency or currency unit,

(11)	Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable,

(12)	Issue Price,

(13)

Selling Agent’s commission or Purchasing Agent’s discount, as the case may be (to be paid upon settlement as a discount from gross proceeds of sale except as provided below under “Delivery of Notes and Cash Payment”),

(14)	Net proceeds to the Company,

(15)	If a redeemable or repayable Note with a Redemption Date or Redemption Dates, such of the following as are applicable:

	(i)	the Redemption Date or Redemption Dates,

	(ii)	whether the Note is redeemable or repayable at the option of the Company or the Holder or both,

	(iii)	the Redemption Price (% of par) on each Redemption Date,

	(iv)	the notice period during which the option to redeem may be exercised, and

	(v)	the method by which notice of redemption is to be given,

(16)	If a Floating Rate Note, such of the following as are applicable:

	(i)	Interest Rate Basis,

	(ii)	Index Maturity,

	(iii)	Spread,

	(iv)	Spread Multiplier,

	(v)	Maximum Rate,

	(vi)	Minimum Rate,

	(vii)	Initial Interest Determination Date,

	(viii)	Interest Reset Dates,

	(ix)	Calculation Dates,

	(x)	Interest Determination Dates, and

	(xi)	Calculation Agent,

(17)	Interest Payment Dates,

(18)	Regular Record Dates,

(19)	Denomination of certificates to be delivered at settlement,

(20)	That the Note is a Certificated Note (if applicable),

(21)

To the extent known to the Agent, any information not otherwise expressly set forth in the Prospectus Supplement which is required pursuant to Item 501(c)(7) or 508 of Regulation S-K promulgated by the Commission, including, but not limited to, the initial public offering price of the Notes, if other than 100% of the principal amount, and

(22)

If an Agent purchases Notes as a principal, the extent, if any, to which the items specified in Sections 8(c), 8(d) and 8(h) of the Distribution Agreement are required to be furnished as of the Settlement Date.

In addition, the Selling Agent will use its reasonable efforts to provide in writing the following information to the Company and the Trustee:

One of the following:

(a)	In the case of a foreign registered owner (other than a Financial Institution (as defined below)), an IRS Form W-8 that has been duly and properly signed by the registered owner.

(b)

In the case of a registered owner which is a Financial Institution, a statement from the Financial Institution signed under penalties of perjury stating that the Financial Institution has received from the beneficial owner an IRS Form W-8 that has been duly and properly signed by the registered owner together with a copy of such Form W-8.

(c)	In the case of a registered owner who is a United States person, an IRS Form W-9 that has been duly and properly signed by the registered owner.

A “Financial Institution” is a securities clearing organization, a bank, or another financial institution that holds customers’ securities in the ordinary course of its trade or business which holds a Note for a beneficial owner who is a foreign person.

After receiving the Sale Information, the Company will, after recording the Sale Information and any necessary calculations, provide appropriate documentation to the Trustee necessary for the preparation, authentication and delivery of such Note.

Change in Interest Rate, Maturity or Currency Denomination:

The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by, and the maturity and currency denomination of, Notes that may be sold as a result of the solicitation of offers by the Agents.

Authenticity of Signatures:

The Trustee will furnish the Agents from time to time with the specimen signatures of each of the Trustee’s officers, employees or agents who have been authorized by the Trustee to authenticate Notes, but the Agents will have no obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Advertising Cost:	The Company will determine with the Agents the amount of advertising that may be appropriate in the solicitation of offers to purchase the Notes. Advertising expenses will be paid by the Agents.

II.	Book-Entry Procedures

In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated as of October 31, 2001, and a Medium Term Note Certificate Agreement, dated as of December 1, 1998 between the Trustee and DTC (the “Certificate Agreement”), and the Trustee’s obligations as a participant in DTC including DTC’s Same-Day Funds Settlement System (“SDFS”).

Issuance:

All Fixed Rate Notes which have the same original issue date, redemption or repayment provisions, Interest Payment Dates, Regular Record Dates, interest rate, Specified Currency and maturity date (collectively, the “Fixed Rate Terms”) will be represented initially by a single Global Note in fully registered form without coupons.

All Floating Rate Notes which have the same original issue date, redemption or repayment provisions, Interest Payment Dates, Regular Record Dates, Interest Rate Basis, Interest Determination Dates, Interest Reset Dates, Calculation Dates, Index Maturity, Spread or Spread Multiplier, if any, Minimum Rate, if any, Maximum Rate, if any, Specified Currency and maturity date (collectively, the “Floating Rate Terms”) will be represented initially be a single Global Note in fully registered form without coupons.

Identification:

The Company has received from the CUSIP Service Bureau of Standard & Poor’s Corporation (the “CUSIP Service Bureau”) a series of approximately 900 CUSIP numbers for future assignment to Global Notes, and the Company has delivered to the Trustee and DTC such list of such CUSIP numbers. The Trustee will assign CUSIP numbers to Global Notes as described below. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that have been assigned to Global Notes. The Trustee will notify the Company at any time when fewer than 10 of the reserved CUSIP numbers remain unassigned to Global Notes, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Notes. Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Trustee and DTC.

Registration:

Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (the “Participants”) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:	Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in

DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Note.

Exchanges:

The Trustee, at the Company’s request, may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more outstanding Global Notes having the same Fixed Rate Terms or Floating Rate Terms, as the case may be (except that original issue dates need not be the same), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Book-Entry Notes, on which such Global Notes shall be exchanged for a single replacement Global Note; and (c) a new CUSIP number to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date.

Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid.

On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number. The CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.

Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $500,000,000 in aggregate principal amount, one replacement Global Note will be authenticated and issued to represent each $500,000,000 of principal amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes, subject to the minimum denomination restrictions described in General Procedures - Denominations (see “Denominations” below).

Denominations:	Global Notes representing Book-Entry Notes will be denominated in principal amounts not in excess of $500,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $500,000,000 principal amount of such Book-Entry Note or Book-Entry Notes and an additional Global Note will be issued to represent any remaining principal amount of such Book- Entry Note or Book-Entry Notes, subject to the minimum denomination restrictions described in General Procedures - Denominations.  In such a case, each of the Global Notes representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:

DTC will arrange for each pending deposit message described under Settlement Procedure B below to be transmitted to Standard & Poor’s Corporation, which will use the message to include certain terms of the related Global Note in the appropriate daily bond report published by Standard & Poor’s Corporation.

Payments of Principal:

Premium, if any, and Interest Payments of Interest Only:

Promptly after each Regular Record Date (or as soon thereafter as such information is determined), the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity) and the total of such amounts.  DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor’s Corporation.  On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than at Maturity), at the times and in the manner set forth below under “Manner of Payment.”

Payments at Maturity:

On or about the first Business Day of each month (or as soon thereafter as such information is determined), the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note maturing or subject to redemption or repayment in the following month.  The Trustee, the Company and DTC will confirm the amounts of such principal, premium (if any) and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the maturity date of such Global Note. At such maturity date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal of and premium, if any, on such Global Note, together with interest due at such maturity date, at the times and in the manner set forth below under “Manner of Payment.” Promptly after payment to DTC of the principal, premium, if any, and interest due at maturity of all Book-Entry Notes represented by a particular Global Note, the Trustee will cancel such Global Note, make appropriate entries in its records and dispose of such Global Note as provided in the Indenture.

Manner of Payment:

The total amount of any principal, premium and interest due on Global Notes on any Interest Payment Date or at maturity shall be paid by the Company to the Trustee in funds immediately available for use by the Trustee as of noon, New York City time, on such date. The Company will make such payment on such Global Notes by wire transfer to the Trustee or by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm any such instructions in writing to the Trustee. For maturity, redemption and other principal payments, prior to 1:00 p.m., New York City time, on each such date or as soon as possible thereafter following receipt of such funds from the Company, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on Global Notes on such date; and for interest payments, the Trustee will pay DTC in same day funds on the Interest Payment Date in accordance with existing arrangements between the Trustee and DTC. Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC. Once payment has been made to DTC, neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Book-Entry Notes to such Participants.

Withholding Taxes:

The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Book-Entry Note, or as applicable law may otherwise require.

Settlement Procedures

Settlement Procedures with regard to each Book-Entry Note sold by each Agent will be as follows:

(A)	Upon receiving the Sale Information, the Company will, as soon as practicable, advise the Trustee by facsimile transmission of the Sale Information and the name of such Agent.

(B)

The Trustee will assign a CUSIP number to the Global Note representing such Book-Entry Note and will communicate to DTC and the Agent through DTC’s Participant Terminal System, a pending deposit message specifying such of the following Settlement information as applicable:

	(1)	The following information:

	(a)	Principal amount of the purchase.

(b)

In the case of a Fixed Rate Note, the interest rate, or, in the case of a Floating Rate Note, the initial interest rate, the Interest Reset Dates, the Interest Payment Dates, the Interest Rate Basis, Index Maturity, Spread or Spread Multiplier, if any, and the Minimum Rate and Maximum Rate, if any.

	(c)	Settlement date.

	(d)	Maturity date.

	(e)	Price.

	(f)	DTC Participant Number of the institution through which the customer will hold the beneficial interest in the Global Note.

(2)	The numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agent.

(3)	Identification as a Fixed Rate Note or a Floating Rate Note.

(4)

The initial Interest Payment Date for such Note, number of days by which such date succeeds the related DTC record date (which term means the Regular Record Date, or in the case of Floating Rate Notes which reset weekly, the date five calendar days immediately preceding the applicable Interest Payment Date) and, for Fixed Rate Notes, the amount of interest payable on such Interest Payment Date per $1,000 principal amount of Note.

(5)	The frequency of interest payments.

(6)	The frequency of interest rate resets.

(7)	The CUSIP number of the Global Note representing such Book-Entry Notes.

(8)	Whether such Global Note represents any other Book-Entry Notes issued or to be issued.

The Trustee will also orally notify the Agent of the CUSIP number assigned to the Global Note.

(C)                              The Trustee will prepare a Global Note representing such Book-Entry Note in a form that has been approved by the Company.

(D)                             The Trustee will authenticate the Global Note representing such Book-Entry Note and maintain possession of such Global Note.

(E)                               DTC will credit such Book-Entry Note to the participant account of the Trustee maintained by DTC.

(F)                               The Trustee will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Book-Entry Note to the Trustee’s participant account and credit such Book-Entry Note to the participant account of the Agent maintained by DTC and (ii) debit the settlement account of the Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Book-Entry Note less the Agent’s commission.  The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (a) the Global Note representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

(G)                              The Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Book-Entry Note to the Agent’s participant account and credit such Book-Entry Note to the participant accounts of the Participants to whom such Book-Entry Note is to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Agent maintained by DTC, in an amount equal to the initial public offering price of the Book-Entry Note so credited to their accounts.

(H)                             Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

(I)                                  The Trustee will credit to an account of the Company maintained at funds available for immediate use in an amount equal to the amount credited to the Trustee’s DTC settlement account in accordance with Settlement Procedure F.

(J)                                 The Agent will confirm the purchase of each Book-Entry Note to the purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC’s Participant Terminal System or by mailing a written confirmation to such purchaser.  In all cases the Prospectus as most recently amended or supplemented (including the applicable Pricing Supplement) must accompany or precede such confirmation.

Timetable:	For offers accepted by the Company, Settlement Procedures A through J shall occur no later than the respective times (New York City time) listed below:

Settlement Procedure	Time

A	11:00 a.m. on the Business Day following the date of acceptance.
B	2:00 p.m. on the Business Day following the date of acceptance.
C	5:00 p.m. on the Business Day before the Settlement Date.
D	9:00 a.m. on the Settlement Date.
E	10:00 a.m. on the Settlement Date.
F	2:00 p.m. on the Settlement Date.
G	4:45 p.m. on the Settlement Date.
H	5:00 p.m. on the Settlement Date.
I	5:00 p.m. on the Settlement Date.
J	5:00 p.m. on the Settlement Date.

Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If Settlement of a Book-Entry Note is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failures:

If the Trustee has not entered an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure F (which may be evidenced by facsimile transmission), the Trustee, at the Company’s direction, shall deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable, but no later than 2:00 p.m. on any business day, a withdrawal message instructing DTC to debit such Book-Entry Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided such participant account contains a principal amount of the Global Note representing such Book-Entry Note that is at least equal to the principal amount of such Book-Entry Note to be debited. If withdrawal messages are processed with respect to all the Book-Entry Notes issued or to be issued represented by a Global Note, the Trustee will void such Global Note, make appropriate entries in its records and, unless otherwise directed by the Company, destroy the Certificate. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Notes (which shall be cancelled immediately after issuance), and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note. If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser (other than a Purchasing Agent) thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the related Agent may enter SDFS deliver orders through DTC’s Participant Terminal System debiting such Note free to such Agent’s Participant Account and crediting such Note free to the Participant Account of the Trustee and shall notify the Trustee and the Company thereof. Thereafter, the Trustee, (i) will immediately notify the Company, once the Trustee has confirmed that such Note has been credited to its Participant Account, and the Company shall transfer by Fedwire (immediately available funds) to such Agent an amount equal to the price of such Note which was previously sent by wire transfer to the account of the

Company maintained at The Chase Manhattan Bank in accordance with settlement procedure I, and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding sentences of this paragraph. Such debits and credits will be made on the Settlement Date, if possible, and in any event not later than 5:00 p.m. on the following Business Day. If such failure shall have occurred for any reason other than default by the Agent in the performance of its obligations hereunder or under the Distribution Agreement, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company. In addition, if such failure shall have occurred by reason of a default by the Company in the performance of its obligations under the Distribution Agreement, the Company will pay the Selling Agent any commission to which it would have been entitled in connection with such sale.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Book-Entry Note that was to have been represented by a Global Note also representing other Book-Entry Notes, the Trustee will provide, in accordance with Settlement Procedures C and D, for the authentication and issuance of a Global Note representing such other Book-Entry Notes and will make appropriate entries in its records.

Trustee Not to Risk Funds:

Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or the Agents or DTC, it being understood by all parties that payments made by the Trustee to either the Company, DTC or the Agents shall be made only to the extent that funds are provided to the Trustee for such purpose.

Settlement Procedures with regard to each Certificated Note sold by each Agent will be as follows:

Payment at Maturity:	As specified in the Indenture and the Form of Note.

Settlement:

Prior to 3:00 p.m., New York City time, on the Business Day prior to the Settlement Date, the Company will instruct the Trustee or its agent by facsimile transmission or other acceptable written means to authenticate and deliver the

Certificated Notes no later than 2:15 p.m., New York City time, on the Settlement Date.

If the Settlement Date is the same day as the date of acceptance, then prior to 11:00 a.m., New York City time, on the Settlement Date the Company will instruct the Trustee or its agent by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Notes no later than 2:15 p.m., New York time, on the Settlement Date. Certificated Notes denominated in a currency or currency unit other than U.S. dollars shall have a Settlement Date not less than two Business Days after the acceptance of the offer by the Company.

Delivery of Notes and Cash Payment:	Upon receipt of appropriate documentation and instructions, the Company will cause the Trustee to prepare and authenticate each Note and appropriate receipts.

Each Certificated Note shall be authenticated and dated on the Settlement Date therefor. The Trustee will deliver each authenticated Certificated Note to the Selling Agent for the benefit of the purchaser in accordance with written instructions (or oral instructions confirmed in writing (which may be given by telex or telecopy) on the next business day) from the Company.

Delivery by the Trustee of each Certificated Note will be made against a receipt therefor:

Upon verification by the Selling Agent that a Certificated Note has been prepared and properly authenticated and delivered by the Trustee and registered in the name of the purchaser in the proper principal amount and other terms in accordance with the Sale Information, payment will be made to the Company’s account at The Chase Manhattan Bank, on behalf of the Company by the Selling Agent on behalf of the purchaser the same day as the Selling Agent’s receipt of such Certificated Note in immediately available funds.

If either (i) the Certificated Note is denominated in U.S. dollars or (ii) the Certificated Note is denominated in a currency or currency unit other than U.S. dollars and, at or prior to the Settlement Date, the Company and the Selling Agent have entered into, or the Selling Agent has arranged for the Company to enter into, a contract with respect to the sale of the Specified Currency, the amount payable by the

Selling Agent pursuant to the preceding sentence shall be the issue price of the Certificated Note (or the U.S. dollar equivalent pursuant to such contract) less the Selling Agent’s commission determined in accordance with Section 3(a) of the Distribution Agreement. In all other cases, the Selling Agent’s commission shall not be discounted from the gross proceeds but shall be paid separately by the Company in U.S. dollars in immediately available funds on the Settlement Date. The payment by the Selling Agent shall be made only upon prior receipt by such Agent of immediately available funds from or on behalf of the purchaser in the Specified Currency unless such Agent decides, at its option, to advance its own funds for such payment against subsequent receipt of funds from the purchaser.

Upon delivery of a Certificated Note to the Selling Agent and the verification provided in the preceding paragraph, the Selling Agent shall promptly deliver such Certificated Note to the purchaser or its agent.

Failures:

In the event that a purchaser (other than a Purchasing Agent) shall fail to accept delivery of and make payment for any Certificated Note, the Selling Agent will forthwith notify the Trustee and the Company’s Executive Vice President and Chief Financial Officer by telephone or by facsimile transmission. If the Certificated Note has been delivered to the Selling Agent on behalf of the purchaser, the Selling Agent will immediately return the Certificated Note to the Trustee. If funds have been advanced by the Selling Agent for the purchase of such Note, the Trustee will, upon instruction by the Company and upon receipt of the Certificated Note, debit the account of the Company in an amount equal to the amount previously credited thereto in respect of the Note and will either credit the account of or return such funds to the Selling Agent. Such debits and credits or returns will be made on the Settlement Date if possible and, in any event, not later than the business day following the Settlement Date. If such failure shall have occurred for any reason other than default by the Selling Agent in the performance of its obligations under the Distribution Agreement, the Company will reimburse the Selling Agent on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. In addition, if such failure shall have occurred by reason of a default by the Company in the performance of its obligations under the Distribution

Agreement, the Company will pay the Selling Agent any commission to which it would have been entitled in connection with such sale.

Immediately upon receipt of the certificate representing the Note in respect of which the failure occurred, the Trustee will void such Certificated Note, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the certificate.

EXHIBIT B

SLM Corporation

Medium Term Notes, Series A
Due 9 Months or Longer From Date of Issue

$[  ] of its [  ] Notes
Due [  ], 20[  ]

TERMS AGREEMENT

, 20

Ladies and Gentlemen:

SLM Corporation (the “Company”) proposes, subject to the terms and conditions stated herein and in the Amended and Restated Distribution Agreement, dated as of June 11, 2008, as amended or supplemented (the “Distribution Agreement”), between the Company, on the one hand and you and the other agents named therein (collectively, the “Agents”), on the other, to issue and sell to you $[  ] of its [  ] Notes, Series A, Due       , 20       (the “Purchased Notes”), as more fully described in the term sheet attached as Appendix A hereto (the “Term Sheet”).  Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Notes is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein, provided for purposes of this Terms Agreement all references in the Distribution Agreement to the “Agents” shall be deemed to refer to you alone.  Nothing contained herein or in the Distribution Agreement shall make you an agent of the Company or make you subject to the provisions in the Distribution Agreement relating to the solicitation of offers to purchase securities from the Company, solely by virtue of your execution of this Terms Agreement.  Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 2 of the Distribution Agreement which makes reference to the Prospectus (as defined therein) shall be deemed to be a representation and warranty as of the date of this Terms Agreement in relation to the prospectus, dated       , 20     and the prospectus supplement, dated         , 20      , as amended and supplemented in relation to the Purchased Notes.  Unless otherwise defined herein, terms defined in the Distribution Agreement are used herein as therein defined.

The Company undertakes (i) to furnish to you the Term Sheet, in the form attached hereto, prior to the Time of Sale, such that you can convey the final terms of the

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Purchased Notes to the purchasers thereof prior to the Time of Sale, (ii) to file such Term Sheet with the Commission in accordance with Rule 433 under the Securities Act promulgated by the Commission, and (iii) to prepare, with respect to the Purchased Notes, a final pricing supplement containing the final terms of the Purchased Notes and to timely file the pricing supplement pursuant to the requirements of Rule 424(b) of the Securities Act.  As used in this Terms Agreement, “Time of Sale” means the time the Company and you agree to be [—] [a.m.] [p.m.] New York City time on the date of this Terms Agreement.

[It shall be a condition precedent to the obligation of the Company to issue the Purchased Notes that a swap transaction between [  ] (the “Swap Counterparty”) and the Company in relation to the Purchased Notes (the “Swap Transaction”) be executed at or prior to the issuance of the Purchased Notes.  If either (1) the documentation for the Swap Transaction is not executed by the Swap Counterparty on or before the Settlement Date or (2) the Up-front Payment (as defined in the documentation for the Swap Transaction) is not received by the Company in immediately available funds on or before the Settlement Date, then the Company’s obligations hereunder and under the terms of the Purchased Notes may be terminated without liability or cost to the Company.]

[It shall be a condition precedent to your obligation to purchase the Purchased Notes that the Company delivers or causes to be delivered to you the certificates, documents and opinions meeting the requirements of Sections [  ] of the Distribution Agreement, each dated as of the Settlement Date.]

Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to you and you agree to purchase from the Company the Purchased Notes on the closing date and at a purchase price equal to the net proceeds set forth in the Terms Agreement. You have requested, and the Company has agreed, to settle the Purchased Notes on         , 20      .

If the foregoing is in accordance with your understanding, please sign and return to us three (3) counterparts hereof.

[Remainder of this page intentionally left blank.]

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Upon acceptance hereof by you, this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

SLM CORPORATION

By:
Name:
Title:

Accepted:

[Agent]

By:
Name:
Title:

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Schedule A

[FORM OF OPINION]

[DATE]

To the Agents listed on Schedule I hereto

Re:  SLM Corporation -  Medium Term Notes, Series A, Due 9 Months or Longer From the Date of Issue

Ladies and Gentlemen:

I am Vice President and Deputy General Counsel of SLM Corporation, a corporation organized and existing under the laws of the State of Delaware  (the “Company”), and, in such capacity, have acted as counsel to the Company in connection with (a) the Amended and Restated Distribution Agreement, dated as of June 11, 2008 (the “Distribution Agreement”), among the agents thereto (the “Agents”) and the Company relating to the sale, from time to time, by the Company of its Medium Term Notes, Series A, Due 9 Months or Longer From the Date of Issue (the “Notes”) pursuant to (i) the Prospectus Supplement, dated June 11, 2008 (the “Prospectus Supplement”), to the Company’s Prospectus, dated December 21, 2005 (the “Base Prospectus” and together with the Prospectus Supplement, the “Program Prospectus”), (ii) the Company’s Pricing Supplement, dated         , 20     (the “Pricing Supplement” and together with the Program Prospectus, the “Prospectus”) and (iii) the Time of Sale Information (as defined below) to be issued pursuant to the Indenture, dated as of October 1, 2000 (the “Indenture”), as amended or supplemented, between the Company and The Bank of New York, as successor to JPMorgan Chase Bank, as trustee (the “Trustee”) and (b) the Terms Agreement, dated               , 20     (the “Terms Agreement”), between you and the Company relating to the sale by the Company to you of an aggregate of $                     of its                                                                (the “Purchased Notes”).

This opinion letter is delivered to you pursuant to the Terms Agreement.  Each term not otherwise defined herein shall have the meaning as defined in the Terms Agreement.

In rendering the opinions set forth below, I have examined, or have caused another attorney in the General Counsel’s office working under my supervision to examine, originals, copies or specimens, certified or otherwise identified to my satisfaction of the Transaction Documents (as defined below) and such certificates, corporate and public records, agreements and instruments and other documents as I have deemed appropriate as a basis for the opinions expressed below.  In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to me as copies or specimens, and the

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accuracy of the matters set forth in the documents, agreements and instruments I reviewed. I have relied as to factual matters upon statements and representations of officers and other representatives of the Company and of public officials.

In particular, I have examined:

a.               the registration statement on Form S-3 (File No. 333-130584) filed with the Securities and Exchange Commission (the “Commission”) on [December 21, 2005;]

b.              the Base Prospectus;

c.               the Prospectus Supplement;

d.              the Approved Issuer Free-Writing Prospectus and the Approved Term Sheet (together with the Program Prospectus, the “Time of Sale Information”);

e.               the Pricing Supplement;

f.                 the Distribution Agreement;

g.              the Terms Agreement;

h.              the Indenture;

i.                  an executed copy of the Master Note representing the Notes; and

j.                  the executed certificate of officers of the Company pursuant to Sections 2.02(a) and 2.02(c) of the Indenture evidencing the terms of the Purchased Notes.

Items e. to i. above are referred to in this letter as the “Transaction Documents.”  I have also assumed (other than with respect to the Company) that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and that such documents, agreements and instruments are valid, binding and enforceable obligations of such parties.  All references to the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Program Prospectus and the Prospectus shall be deemed to include all documents incorporated by reference therein.  As used herein, “to my knowledge”, “known to me” or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in my legal department actively involved in debt issuances and filings with the Commission.

I am admitted to the bar in the State of Maryland, and I do not express any opinion as to the laws of any other jurisdiction, except to the extent expressly referred to in this opinion letter, the federal laws of the United States of America and with respect to the opinions referred to in paragraphs (i), (ii), (iii), (iv), and (vi) below, the General Corporation Law of the State of Delaware. For purposes of this opinion, with your permission, I have assumed that the laws of

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the State of New York are not materially different than the laws of the State of Maryland with respect to the matters herein.  For purposes of the opinion referred to in paragraph (xii) regarding U.S. federal income tax consequences of the purchase, ownership and disposition of the Notes, I have relied upon the opinion of Skadden, Arps, Slate, Meagher & Flom LLP dated as of the date hereof.  In addition, while I am not licensed to practice law in the State of Delaware, I (or other lawyers acting under my direction) have reviewed applicable provisions of the Delaware General Corporation Law as I have deemed appropriate in connection with the opinions expressed herein.  With respect to paragraph (ix) below, I express no opinion as to the requirements of the federal or state securities laws except that (i) the Registration Statement has been declared effective by the Commission under the Securities Act of 1933, as amended (the “Securities Act”), (ii) the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), (iii) the Approved Issuer Free-Writing Prospectus and the Approved Term Sheet have been filed with the Commission or retained by the Company in accordance with Rule 433 under the Securities Act and (iv) the Program Prospectus and the Pricing Supplement have been filed with the Commission pursuant to Rule 424(b) under the Securities Act.

Based upon and subject to the foregoing, I am of the opinion that:

(i)            The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all requisite power and authority to own its properties and conduct its business as described in the Prospectus and the Time of Sale Information;

(ii)           The Company has an authorized capitalization as set forth in the Prospectus and the Time of Sale Information, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(iii)          The Distribution Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Terms Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(iv)          The Purchased Notes have been duly authorized, executed and delivered by the Company and assuming due authentication by the Trustee, in the manner contemplated by the Indenture will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(v)           The Purchased Notes conform in all material respects to the descriptions thereof in the Prospectus and the Time of Sale Information;

(vi)          The Indenture has been duly authorized, executed and delivered on the part of the Company and constitutes a valid and legally binding instrument, enforceable

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in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(vii)         Based upon telephonic confirmation from the Commission, the Indenture has been qualified under the Trust Indenture Act and the Indenture conforms to the description thereof in the Prospectus and the Time of Sale Information;

(viii)        The issue and sale of the Purchased Notes and the compliance by the Company with all of the provisions of the Purchased Notes, the Indenture, the Terms Agreement and the Distribution Agreement and the consummation of the transactions therein contemplated will not (a) conflict with or result in any breach that would constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of, any indenture, loan agreement or other material agreement or instrument known to me to which the Company is a party or by which the Company may be bound or to which any property or assets of the Company, is subject, (b) result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or (c) to the best of my knowledge, result in any violation of any statute or any order, rule or regulation applicable to the Company of any court or any Federal, State or other regulatory authority or other governmental body having jurisdiction over the Company and any of its properties;

(ix)           To the best of my knowledge, no consent, approval, authorization, order, registration or qualification of or filing with any court or governmental agency or body is required for the solicitation of offers to purchase the Purchased Notes or the issue and sale of the Purchased Notes except as have been obtained or made under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust Indenture Act and securities laws of the various states or other jurisdictions which are applicable to the issue and sale of the Purchased Notes, as the case may be, in each case in the manner contemplated by the Terms Agreement and the Distribution Agreement;

(x)            To the best of my knowledge and other than as set forth in the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xi)           The Company is not in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

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(xii)  The statements set forth in the Time of Sale Information and the Prospectus under the caption “Description of Debt Securities” and “Description of the Notes We May Offer,” insofar as they purport to constitute a summary of the terms of the Notes and under the captions “Plan of Distribution” and “Supplemental Plan of Distribution” as they relate to the Notes and insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute a fair and accurate summary of such laws and documents, and the statements under the caption “United States Federal Taxation”, insofar as they purport to describe the provisions of the laws referred to therein, constitute a fair and accurate summary of the principal U.S. federal income tax consequences of the purchase, ownership and disposition of the Purchased Notes, and the statements covering the same items in the Pricing Supplement are accurate and complete;

(xiii)  The Company is not and, after giving effect to the offering and sale of the Purchased Notes, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(xiv) The documents incorporated by reference in the Time of Sale Information and the Prospectus inasmuch as those documents relate to the Purchased Notes (other than the financial statements and related schedules therein, as to which I need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and I have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(xv)  The Registration Statement and the Prospectus in as much as those documents relate to the Purchased Notes (other than the financial statements and related schedules therein, as to which I need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder; although I do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Time of Sale Information, except for those referred to in the opinion in items (v), (vii) and (xii) above, I have no reason to believe that (1) as of its applicable effective date, the Registration Statement (other than the financial statements and related schedules therein, as to which I express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) as of the date of the most recent Prospectus Supplement and as of the date of this opinion letter, the Prospectus (other than the financial statements and related schedules therein, as to which I express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (3) as of the Time of Sale (as defined in the Terms Agreement), the Time of Sale Information (other than the financial statements and related schedules therein, as to which I express no opinion) contained an untrue statement of a

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material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and I do not know of any amendment to the Registration Statement required to be filed or which has not been filed as required; and

(xvi) To my knowledge, there is no contract or other document to which the Company is a party required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Prospectus which has not been so filed, incorporated by reference or described as required.

                I am furnishing this opinion letter to you solely for your benefit in connection with the transactions referred to herein.  This opinion letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or entity or for any other purpose without my prior written consent.  In addition, I disclaim any obligation to update this opinion letter for changes in fact or law, or otherwise.

Very truly yours,

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SCHEDULE I

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Schedule B

(A)                              The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power to own, lease and operate its properties and conduct its business as described in [if opinion given on the date of this Agreement, then insert “the Prospectus”] [if opinion required by Terms Agreement, then insert “the Prospectus and the Time of Sale Information”].

(B)                                The Company has the authorized capital stock as set forth in the [if opinion given on the date of this Agreement, then insert “the Prospectus”] [if opinion required by Terms Agreement, then insert “the Prospectus and the Time of Sale Information”].

(C)                                [If opinion given on the date of this Agreement, then insert “The Distribution Agreement has”]  [If opinion required by Terms Agreement, then insert “The Distribution Agreement and the Terms Agreement have”] been duly authorized, executed and delivered by the Company.

(D)                               The Notes, when executed, authenticated and delivered in the manner contemplated in the Indenture and paid for by the Agents pursuant to the Distribution Agreement, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to creditors’ rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and will be validly issued and outstanding and entitled to the benefits provided by the Indenture.

(E)                                 The Indenture has been duly authorized, executed and delivered by the Company.  To our knowledge, based upon telephonic confirmation from the Commission, the Indenture has been qualified under the Trust Indenture Act, and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors’ rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(F)                                 The statements contained in [if opinion given on the date of this Agreement, then insert “the Prospectus”] [if opinion required by Terms Agreement, then insert “the Prospectus and the Time of Sale Information”] under the headings “Description of Debt Securities” and “Description of the Notes We May Offer”, [if opinion required by Terms Agreement, then insert “and the statements covering the same items in any pricing supplement”] to the extent such statements summarize material terms of the Notes, are correct in all material respects.

(G)                                Reserved.

(H)                               The Registration Statement, as of its effective date, and the Prospectus, as of its date (in each case with the exception of any information incorporated by reference therein and any numerical, financial, statistical and quantitative data included or incorporated by reference therein, as to which we express no view), appeared on their respective faces to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereunder applicable to such documents as of the relevant date.

(I)                                    [If opinion given on the date of this Agreement, then insert the following paragraphs]

We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Registration Statement and Prospectus, and have not made any independent check or verification thereof (other than as set forth in paragraphs [F] of this letter).  However, in connection with our representation of you, we participated in conferences and telephone conversations with representatives of the Company, representatives of the Agents and representatives of the Company’s independent public accountants at which the contents of the Registration Statement and the Prospectus and related matters were discussed, including consideration of judgments expressed by those parties as to the relevance of certain facts to prospective investors, and we received information for, or comments on, the  Registration Statement and the Prospectus from those parties.

We hereby advise you that, in the course of the representation referred to above and our examination of the documents referred to above, considered in light of our understanding of applicable law (including the requirements of Form S-3ASR and the character of the prospectus contemplated thereby) and the experience we have gained through our practice, no facts came to our attention that cause us to believe that the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Base Prospectus, as supplemented by the Prospectus Supplement, as of the date hereof, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no view as to the adequacy or accuracy of any financial, numerical, statistical or computational information included or incorporated by reference in or omitted from the Registration Statement or the Prospectus.

(J)                                   [If opinion required by Terms Agreement, then insert the following paragraphs]

We assume, for purposes of this letter, the conformity of the text of each document included as part of the Time of Sale Information filed with the Commission through its Electronic Data Gathering, Analysis and Retrieval System to the printed document reviewed by us.  This letter is also limited to the actual knowledge, without independent investigation, of any lawyer in our firm who performs substantive legal services in respect of the Company.

We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Registration Statement, the Prospectus and the Time of Sale Information or any of the

final transaction terms and have not made any independent check or verification thereof (other than as set forth in paragraphs [F] of this letter).  In connection with our representation of you in connection with the Registration Statement, the Prospectus and the Time of Sale Information, we participated in conferences and telephone conversations with representatives of the Company, the Agents (including those deemed an “Agent” for purposes of the Purchased Notes), and the Company’s independent public accountants at which the contents of the Registration Statement, the Prospectus and the Time of Sale Information and related matters were discussed, including consideration of judgments expressed by such parties as to the relevance of certain facts to prospective investors, and we received information for, or comments on, the Registration Statement, the Prospectus and the Time of Sale Information from those parties.

We hereby advise you that, in the course of the representation referred to above and our examination of the Registration Statement, the Prospectus and the Time of Sale Information, considered in light of our understanding of applicable law (including the requirements of Form S-3ASR and the character of the prospectus contemplated thereby) and the experience we have gained through our practice, no facts came to our attention that cause us to believe that (i) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Base Prospectus, as supplemented by the Prospectus Supplement, as of the date of the most recent Prospectus Supplement, or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) as of the Time of Sale, the Time of Sale Information, taken as a whole, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no view as to the adequacy or accuracy of the financial, numerical, statistical or computational information included or incorporated by reference in or omitted from the Registration Statement, the Prospectus or the Time of Sale Information.

[Capitalized terms will be as defined in the opinion]

Schedule C

[To be provided by SASMF]

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